EXHIBIT 4.1  FORM OF COMMON STOCK CERTIFICATE

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       CUSIP NO. ______________

NUMBER                                                                   SHARES

                         MEDVISION CAPITAL CORPORATION
                            ______________________

                  AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                               PAR VALUE: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

           - Shares of MedVision Capital Corporation Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This
Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: ___________________
                                                           /s/ Michael Tay
                                                           -----------------
                                                           President

                         MedVision Capital Corporation
                                   Corporate
                                     Seal
                                   Delaware
                                     *****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                                      Countersigned Registered:
                                                               (Transfer Agent)
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       By -------------------------------------
                                                           Authorized Signature

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common  UNIF GIFT MIN ACT .......... Custodian
...........
TEN ENT  - as tenants by the entireties             (Cust)
(Minor)
JT TEN   - as joint tenants with right
          of survivorship and not as               Act
.................................
          tenants in common                                   (State)

       Additional abbreviations may also be used though not in the above list.

       For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of  the  capital  stock  represented  by  the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer said stock on the books  of  the  within named Corporation with full power of substitution in the premises.

Dated _____________________________

X ___________________________________________________________________

NOTICE:  THE  SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND  WITH  THE  NAME  AS
WRITTEN  UPON  THE  FACE  OF  THE  CERTIFICATE  IN  EVERY  PARTICULAR,  WITHOUT
ALTERATION OR ENLARGEMENT,  OR  ANY  CHANGE  WHATEVER, THE SIGNATURE(S) MUST BE
GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: